MFS(R)/SUN LIFE SERIES TRUST

                          CAPITAL OPPORTUNITIES SERIES

                               MONEY MARKET SERIES

                                 RESEARCH SERIES


                        Supplement to Current Prospectus


Effective immediately, the table following the fourth paragraph under "Management of the Series - Investment Adviser" is hereby amended to add the MFS/Sun Life Series Trust - Research Series and restate the management fee for the MFS/Sun Life Series Trust - Capital Opportunities Series. The management fee for both series is equal to an annual rate of 0.75% on net assets of first $300 million and 0.675% on net assets in excess of $300 million.

Effective immediately, the following new paragraph is added at the end of the section entitled "Management of the Series - Investment Adviser":

MFS has agreed to a voluntary reduction in its management fee for the MFS/Sun Life Series Trust - Money Market Series from an annual rate of 0.50% to 0.45% on net assets in excess of $500 million. This fee reduction arrangement may only be changed with approval by the Board of Trustees which oversees the Series.

                The date of this Supplement is September 1, 2004.